Exhibit (d)(3)(ii)

SCHEDULE A

TO PROFUNDS AMENDED AND RESTATED EXPENSE LIMITATION AGREEMENT

OPERATIONAL PUBLIC PROFUNDS

Effective December 1, 20061 – November 30, 2007

	Expense Limit
Fund Name	Investor Class	Service Class
Banks UltraSector ProFund	1.55%	2.55%
Basic Materials UltraSector ProFund	1.95%	2.95%
Bear ProFund	1.48%	2.48%
Biotechnology UltraSector ProFund	1.55%	2.55%
Bull ProFund	1.95%	2.95%
Consumer Goods UltraSector ProFund	1.55%	2.55%
Consumer Services UltraSector ProFund	1.55%	2.55%
Europe 30 ProFund	1.95%	2.95%
Falling U.S. Dollar ProFund	1.95%	2.95%
Financials UltraSector ProFund	1.95%	2.95%
Health Care UltraSector ProFund	1.55%	2.55%
Industrials UltraSector ProFund	1.55%	2.55%
Internet UltraSector ProFund	1.95%	2.95%
Large-Cap Growth ProFund	1.48%	2.48%
Large-Cap Value ProFund	1.95%	2.95%
Mid-Cap Growth ProFund	1.48%	2.48%
Mid-Cap ProFund	1.95%	2.95%
Mid-Cap Value ProFund	1.48%	2.48%
Mobile Telecommunications UltraSector ProFund	1.55%	2.55%
Oil & Gas UltraSector ProFund	1.95%	2.95%
Oil Equipment, Services & Distribution UltraSector ProFund	1.95%	2.95%
OTC ProFund	1.95%	2.95%
Pharmaceuticals UltraSector ProFund	1.55%	2.55%
Precious Metals UltraSector ProFund	1.95%	2.95%
Real Estate UltraSector ProFund	1.55%	2.55%
Rising Rates Opportunity 10 ProFund	1.95%	2.95%
Rising Rates Opportunity ProFund	1.95%	2.95%
Rising U.S. Dollar ProFund	1.55%	2.55%
Semiconductor UltraSector ProFund	1.55%	2.55%
Short Oil & Gas ProFund	1.95%	2.95%
Short OTC ProFund	1.48%	2.48%
Short Precious Metals ProFund	1.55%	2.55%
Short Real Estate ProFund	1.95%	2.95%
Short Small-Cap ProFund	1.95%	2.95%

[1]	Or upon the effective date of the Fund’s registration statement if after December 1, 2006.

	Expense Limit
Fund Name	Investor Class	Service Class
Small-Cap Growth ProFund	1.48%	2.48%
Small-Cap ProFund	1.95%	2.95%
Small-Cap Value ProFund	1.48%	2.48%
Technology UltraSector ProFund	1.55%	2.55%
Telecommunications UltraSector ProFund	1.55%	2.55%
U.S. Government Plus ProFund	1.70%	2.70%
UltraBear ProFund	1.95%	2.95%
UltraBull ProFund	1.95%	2.95%
UltraDow 30 ProFund	1.95%	2.95%
UltraEmerging Markets ProFund	1.95%	2.95%
UltraInternational ProFund	1.95%	2.95%
UltraJapan ProFund	1.95%	2.95%
UltraMid-Cap ProFund	1.95%	2.95%
UltraOTC ProFund	1.95%	2.95%
UltraShort Dow 30 ProFund	1.95%	2.95%
UltraShort Emerging Markets ProFund	1.95%	2.95%
UltraShort International ProFund	1.95%	2.95%
UltraShort Japan ProFund	1.95%	2.95%
UltraShort Mid-Cap ProFund	1.55%	2.55%
UltraShort OTC ProFund	1.95%	2.95%
UltraShort Small-Cap ProFund	1.95%	2.95%
UltraSmall-Cap ProFund	1.95%	2.95%
Utilities UltraSector ProFund	1.55%	2.55%

NON-OPERATIONAL PUBLIC PROFUNDS

	Expense Limit
Fund Name	Investor Class	Service Class
Airlines ProFund	1.95%	2.95%
Asia 30 ProFund	1.95%	2.95%
Broad Market ProFund	1.95%	2.95%
Dividend Equities ProFund	1.95%	2.95%
Dow 30 ProFund	1.95%	2.95%
EqualOTC ProFund	1.95%	2.95%
International ProFund	1.95%	2.95%
Leisure Goods UltraSector ProFund	1.95%	2.95%
Short Asia ProFund	1.95%	2.95%
Short Basic Materials ProFund	1.95%	2.95%
Short Biotechnology ProFund	1.95%	2.95%
Short Broad Market ProFund	1.95%	2.95%
Short Consumer Goods ProFund	1.95%	2.95%

	Expense Limit
Fund Name	Investor Class	Service Class
Short Consumer Services ProFund	1.95%	2.95%
Short Dividend Equities ProFund	1.95%	2.95%
Short Dow 30 ProFund	1.95%	2.95%
Short EqualOTC ProFund	1.95%	2.95%
Short Europe 30 ProFund	1.95%	2.95%
Short Financials ProFund	1.95%	2.95%
Short Health Care ProFund	1.95%	2.95%
Short Industrials ProFund	1.95%	2.95%
Short International ProFund	1.95%	2.95%
Short Mid-Cap ProFund	1.95%	2.95%
Short Oil Equipment, Services & Distribution ProFund	1.95%	2.95%
Short Technology ProFund	1.95%	2.95%
Short Telecommunications ProFund	1.95%	2.95%
Short Transportation ProFund	1.95%	2.95%
Short Utilities ProFund	1.95%	2.95%
Transportation UltraSector ProFund	1.95%	2.95%
U.S. Government 10 ProFund	1.70%	2.70%
U.S. Government 30 ProFund	1.70%	2.70%
UltraLatin America ProFund	1.95%	2.95%
UltraShort Latin America ProFund	1.95%	2.95%
Ultra Crude Oil ProFund	1.95%	2.95%
Ultra Gold Commodity ProFund	1.95%	2.95%
Ultra Natural Gas ProFund	1.95%	2.95%
Short Crude Oil ProFund	1.95%	2.95%
Short Gold Commodity ProFund	1.95%	2.95%
Short Natural Gas ProFund	1.95%	2.95%

SCHEDULE B

OPERATIONAL PROFUNDS VP

Effective May 1, 2006 (2) (3) – April 30, 2007

Fund Name	Expense Limit
ProFund VP Asia 30	1.63%
ProFund VP Banks	1.63%
ProFund VP Basic Materials	1.63%
ProFund VP Bear	1.63%
ProFund VP Biotechnology	1.63%
ProFund VP Bull	1.63%
ProFund VP Consumer Goods	1.63%
ProFund VP Consumer Services	1.63%
ProFund VP Dow 30	1.63%
ProFund VP Europe 30	1.63%
ProFund VP Financials	1.63%
ProFund VP Health Care	1.63%
ProFund VP Industrials	1.63%
ProFund VP Internet	1.63%
ProFund VP Japan	1.63%
ProFund VP Large-Cap Growth	1.63%
ProFund VP Large-Cap Value	1.63%
ProFund VP Mid-Cap Growth	1.63%
ProFund VP Mid-Cap Value	1.63%
ProFund VP Money Market	1.30%
ProFund VP Oil & Gas	1.63%
ProFund VP OTC	1.63%
ProFund VP Pharmaceuticals	1.63%
ProFund VP Precious Metals	1.63%
ProFund VP Real Estate	1.63%
ProFund VP Rising Rates Opportunity	1.63%
ProFund VP Semiconductor	1.63%
ProFund VP Short Dow 30	1.63%
ProFund VP Short Mid-Cap	1.63%
ProFund VP Short OTC	1.63%
ProFund VP Short Small-Cap	1.63%

[2]	Or upon the effective date of the Fund’s registration statement if after May 1, 2006.
[3]

From January 1, 2006 to April 30, 2006, the expense limit for all ProFunds VP (excluding ProFund VP Money Market, ProFund VP Rising Rates Opportunity and ProFund VP U.S. Government Plus) was 1.98%. The expense limit for ProFund VP Money Market, ProFund VP Rising Rates Opportunity and ProFund VP U.S. Government Plus was 1.35%, 1.78% and 1.73%, respectively, for this period.

B-1

Fund Name	Expense Limit
ProFund VP Small-Cap	1.63%
ProFund VP Small-Cap Growth	1.63%
ProFund VP Small-Cap Value	1.63%
ProFund VP Technology	1.63%
ProFund VP Telecommunications	1.63%
ProFund VP U.S. Government Plus	1.33%
ProFund VP UltraBull	1.63%
ProFund VP UltraMid-Cap	1.63%
ProFund VP UltraOTC	1.63%
ProFund VP UltraShort Dow 30	1.63%
ProFund VP UltraShort OTC	1.63%
ProFund VP UltraSmall-Cap	1.63%
ProFund VP Utilities	1.63%

NON-OPERATIONAL PROFUNDS VP

Fund Name	Expense Limit
ProFund VP Airlines	1.63%
ProFund VP Broad Market	1.63%
ProFund VP Bull Plus	1.63%
ProFund VP Dividend Equities	1.63%
ProFund VP Emerging Markets	1.63%
ProFund VP EqualOTC	1.63%
ProFund VP Falling U.S. Dollar	1.63%
ProFund VP International	1.63%
ProFund VP Leisure Goods	1.63%
ProFund VP Mid-Cap	1.63%
ProFund VP Mobile Telecommunications	1.63%
ProFund VP Natural Resources	1.63%
ProFund VP Oil Equipment, Services & Distribution	1.63%
ProFund VP Rising U.S. Dollar	1.63%
ProFund VP Short Asia	1.63%
ProFund VP Short Basic Materials	1.63%
ProFund VP Short Biotechnology	1.63%
ProFund VP Short Broad Market	1.63%
ProFund VP Short Consumer Goods	1.63%
ProFund VP Short Consumer Services	1.63%
ProFund VP Short Dividend Equities	1.63%
ProFund VP Short Emerging Markets	1.63%
ProFund VP Short EqualOTC	1.63%

B-2

Fund Name	Expense Limit
ProFund VP Short Europe 30	1.63%
ProFund VP Short Financials	1.63%
ProFund VP Short Health Care	1.63%
ProFund VP Short Industrials	1.63%
ProFund VP Short International	1.63%
ProFund VP Short Japan	1.63%
ProFund VP Short Oil & Gas	1.63%
ProFund VP Short Oil Equipment, Services & Distribution	1.63%
ProFund VP Short Precious Metals	1.63%
ProFund VP Short Real Estate	1.63%
ProFund VP Short Technology	1.63%
ProFund VP Short Telecommunications	1.63%
ProFund VP Short Transportation	1.63%
ProFund VP Short Utilities	1.63%
ProFund VP Transportation	1.63%
ProFund VP U.S. Government 10	1.33%
ProFund VP Ultra Latin America	1.63%
ProFund VP UltraBear	1.63%
ProFund VP UltraDow 30	1.63%
ProFund VP UltraEurope	1.63%
ProFund VP UltraInternational	1.63%
ProFund VP UltraShort International	1.63%
ProFund VP UltraShort Latin America	1.63%
ProFund VP UltraShort Mid-Cap	1.63%
ProFund VP UltraShort Small-Cap	1.63%
ProFund VP Ultra Crude Oil	1.63%
ProFund VP Ultra Gold Commodity	1.63%
ProFund VP Ultra Natural Gas	1.63%
ProFund VP Short Crude Oil	1.63%
ProFund VP Short Gold Commodity	1.63%
ProFund VP Short Natural Gas	1.63%

B-3